Exhibit 32.1

Certification of the Principal Executive Officer
Pursuant to 18 U.S.C. Section 1350,
As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

    In connection with the Quarterly Report of Blackstone Private Equity Strategies Fund L.P. (the “Company”) on Form 10-Q for the quarter ended September 30, 2026 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Christopher J. James, Chairperson of the Company, certify, pursuant to 18 U.S.C. Section § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)    The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 12, 2026

                                            /s/ Christopher J. James
                                            Christopher J. James
                                                Chairperson
                                        (Principal Executive Officer)
____________________
*    The foregoing certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Report or as a separate disclosure document.